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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): OCTOBER 8, 1999



                         VALUEVISION INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


               MINNESOTA                                                                       41-1673770
     (State or Other Jurisdiction                        0-20243                             (IRS Employer
           of Incorporation)                     Commission File Number                   Identification No.)




                               6740 SHADY OAK ROAD
                                 MINNEAPOLIS, MN                                               55344-3433
                    (Address of Principal Executive Offices)                                   (Zip Code)


       Registrant's telephone number, including area code: (612) 947-5200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.

         The Registrant's Press Release dated October 11, 1999, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS


                  2.0 Stock Purchase Agreement by and among the Registrant, Valuevision Direct Marketing Company, Inc. and Potpourri Holdings, Inc., relating to the sale of Catalog Ventures, Inc. dated as of October 8, 1999.

                  99.1     Press Release dated October 11, 1999.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VALUEVISION INTERNATIONAL, INC.


                                            By: /s/ Gene McCaffrey
                                                --------------------------------
                                                    Gene McCaffrey
                                                    Chief Executive Officer
Date: October 12, 1999.









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